UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 27, 2011
CSB Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Ohio	0-21714	34-1687530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

91 North Clay Street, P.O. Box 232, Millersburg, Ohio	44654
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (330) 674-9015
Not Applicable
(Former Name or former address if changed since last report)
     Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 — Submission of Matters to a Vote of Security Holders
SIGNATURE

ITEM 5.07	— Submission of Matters to a Vote of Security Holders
(a) On April 27, 2011, CSB Bancorp, Inc. (“CSB”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on the March 11, 2011 record date, 2,734,799 CSB common shares were outstanding and entitled to vote. At the Annual Meeting, 2,019,759 or 73.85%, of the outstanding common shares entitled to vote were represented by proxy or in person.
(b) Directors elected at the Annual Meeting for a three year term to expire at the 2014 Annual Meeting of Shareholders:

	For	Withheld	Broker Non-Votes
Robert K. Baker	1,644,967	27,046	347,746
J. Thomas Lang	1,571,167	100,846	347,746
Other directors whose term of office continued after the Annual Meeting:
Ronald E. Holtman
Dr. Daniel J. Miller
Jeffery A. Robb
Eddie L. Steiner
John R. Waltman
( c) The vote to ratify the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the year 2011.

For	Against	Abstain
1,991,542	22,104	6,112

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSB Bancorp, Inc.

	By:	/s/ Paula J. Meiler Paula J. Meiler
Date: April 29, 2011		Senior Vice President and Chief Financial Officer